UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2023

Date of reporting period:	September 1, 2022 – February 28, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Technology Fund

Semiannual report
2 | 28 | 23

This **global sector fund** invests in stocks of technology companies worldwide.

FUND SYMBOL
CLASS A
PGTAX

Putnam
Global Technology
Fund

Semiannual report
2 | 28 | 23

Message from the Trustees

April 5, 2023

Dear Fellow Shareholder:

In the first few months of 2023, we have seen continued U.S. economic growth, a strong jobs market, and persistent inflation. Stocks and bonds rallied in January but pulled back when reports of rising prices caused concern that the U.S. Federal Reserve would raise interest rates more than expected. Generally speaking, the Fed wants to slow economic activity to ease price pressures, but without causing a recession.

While Putnam’s investment teams are aware of the Fed’s balancing act, they remain focused on analyzing companies and individual securities. They see the potential risks in today’s economic environment but also monitor how businesses adjust and strive to perform well, even in an uncertain economy. Their insights help them carefully select securities and build portfolios to pursue returns for you.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

* The Putnam Global Technology Linked Benchmark represents the performance of the MSCI World Information Technology Index (ND) through March 31, 2022, and the performance of the MSCI ACWI Information Technology Index (ND) thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/23. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Global Technology Fund

How was the investing environment for the six-month reporting period?

In general, markets experienced volatility during the period. Stock markets around the world were under pressure from concerns about slowing economic growth, central bank tightening, the ongoing Russia-Ukraine War, and the potential for recession. High inflation was persistent. In 2022, technology stocks had one of their worst-performing years in more than a decade. By year-end, many large tech companies adopted a cautious approach to spending in the near term, and a renewed focus on cost cutting.

The tech sector began 2023 with a multiweek rally. Many large tech companies reported earnings that failed to meet expectations. But investors seemed more focused on cost cutting and other efficiencies being implemented by management. Investors continued to favor hardware and semiconductor companies. These stocks outperformed the software and services segments.

Global Technology Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Technology Fund

How did the fund perform for the reporting period?

The fund’s class A shares returned 4.13%, outperforming the fund’s primary benchmark, the MSCI ACWI Information Technology Index [ND], which returned 1.94% for the period. Security selection was strongest in semiconductor and information technology services. Positions in the internet and software segments detracted from fund performance.

What were some stocks that helped performance during the reporting period?

A top contributor was Renesas, which is the largest Japanese semiconductor company and among the world’s top three automotive semiconductor vendors. We like the trend of rising semiconductor content in automobiles as more internal combustion engine cars cede ground to electric vehicles, and more autonomous driving features are implemented. We believe Renesas will benefit from this trend. Over the years, Renesas has transformed itself into a truly global company with diverse end-market exposure, in our view. During the six-month reporting period, Renesas reported strong earnings, leading to a material upward revision of earnings estimates. But due to its unfamiliarity with global investors, in our view, the stock still trades at a large discount to its global peers. We expect the valuation gap to close over time as Renesas continues to deliver.

Novatek Microelectronics, a semiconductor company based in Taiwan, was also one of the top contributors to fund performance. The company designs, manufactures, and markets display-related integrated circuit chips for various end markets, including TV, PC, smartphones, and automotives. The stock was a detractor in the prior period as investors became overly pessimistic about the display market. We added to our position when the stock was inexpensive, in anticipation of a turnaround. During the last six months, Novatek reported better-than-expected earnings, leading to positive stock performance.

What holdings detracted from performance during the reporting period?

Amazon, a global leader in e-commerce, was a top detractor. Amazon reported disappointing earnings, and its stock price tumbled and under-performed its competitors. Like most large-tech companies, we believe Amazon experienced a challenging year in 2022. Consumers were pressured by inflation and rising rates. Since the start of 2023, Amazon has struggled with the impact of rising inflation and costs on its business. In February, Amazon released fourth-quarter earnings that were mixed. Overall, company revenue beat expectations. At the same time, its Amazon Web Services revenue missed expectations. Amazon’s guidance on sales for the first quarter of 2023 was also less than expected. By the close of the period, we had exited our position in Amazon.

CrowdStrike, a Texas-based cybersecurity company providing cloud security, threat intelligence, and cyberattack response services, was another top detractor from fund performance. Early in the reporting period, the company provided an outlook for the fourth quarter that missed expectations. Rising inflation and business costs had a negative impact on near-term revenue. The stock price fell as a result. At period-end, we no longer held this stock in the fund.

How did the fund use derivatives during the reporting period?

The strategy used forward currency contracts to hedge foreign exchange risk.

What is your outlook for the technology sector?

We continue to be cautiously optimistic on the technology sector in 2023. Valuations are now

Global Technology Fund 5

more reasonable compared with early 2022, in our view. Also, earnings estimates have come down significantly, particularly in the more cyclical industries like semiconductors. Given the possibility of a global recession, it is hard to say where the sector is in the economic cycle in terms of earnings cuts. But, currently, earnings cuts are no longer surprises.

Within the sector, we are most excited about China tech and deep-cyclical semiconductor stocks. We took a bullish view on China’s internet sector last May, which proved too early. Despite a few false starts, we believe the Chinese economy is firmly on a reopening path, nearly two years behind other major economies. We expect to see supportive stimulus, expansionary monetary policy, and ensuing stock market outperformance. In the deep cyclical semiconductor industry, we see what we view as many buying opportunities in areas such as memory stocks.

We maintain our focus on catalyst-driven opportunities that are generated from bottom-up fundamental analysis. The fund has a focus on small- and mid-cap stocks, which make up about one-third of the portfolio. Particularly in the mid-cap space, our research is identifying unique products and business models with what we believe to be long-term growth potential that are often underappreciated by the market.

Thank you, Di, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Technology Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2023, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 2/28/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (12/18/08)
Before sales charge	16.96%	17.83%	13.12%	11.41%	–10.90%	4.13%
After sales charge	16.48	17.14	11.79	9.23	–16.03	–1.85
Class C (12/18/08)
Before CDSC	16.47	17.12	12.27	10.59	–11.56	3.74
After CDSC	16.47	17.12	12.27	10.59	–12.44	2.74
Class R (12/18/08)
Net asset value	16.67	17.54	12.84	11.14	–11.12	4.00
Class R6 (5/22/18)
Net asset value	17.30	18.19	13.53	11.80	–10.57	4.31
Class Y (12/18/08)
Net asset value	17.25	18.12	13.40	11.69	–10.68	4.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class C share performance reflects conversion to class A shares after eight years.

Global Technology Fund 7

Comparative annualized index returns For periods ended 2/28/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
MSCI ACWI Information
Technology Index (ND)	16.78%	16.33%	12.82%	13.74%	–13.55%	1.94%
Putnam Global Technology
Linked Benchmark*	16.91	16.97	13.68	13.98	–12.97	1.94

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

* The Putnam Global Technology Linked Benchmark represents the performance of the MSCI World Information Technology Index (ND) through March 31, 2022, and the performance of the MSCI ACWI Information Technology Index (ND) thereafter.

Fund price and distribution information For the six-month period ended 2/28/23

Distributions	Class A		Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1
Income	$0.578		$0.270	$0.504	$0.751	$0.676
Capital gains	—		—	—	—	—
Total	$0.578		$0.270	$0.504	$0.751	$0.676
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
8/31/22	$41.60	$44.14	$35.60	$39.67	$43.67	$43.42
2/28/23	42.67	45.27	36.63	40.69	44.71	44.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (12/18/08)
Before sales charge	17.62%	18.69%	15.39%	19.71%	–2.15%	30.71%
After sales charge	17.13	17.99	14.03	17.37	–7.78	23.19
Class C (12/18/08)
Before CDSC	17.13	17.98	14.51	18.82	–2.91	30.23
After CDSC	17.13	17.98	14.51	18.82	–3.88	29.23
Class R (12/18/08)
Net asset value	17.32	18.39	15.10	19.42	–2.41	30.54
Class R6 (5/22/18)
Net asset value	17.96	19.05	15.80	20.14	–1.81	30.96
Class Y (12/18/08)
Net asset value	17.91	18.98	15.67	20.01	–1.92	30.87

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

8 Global Technology Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 8/31/22*	1.08%	1.83%	1.33%	0.72%	0.83%
Annualized expense ratio for the six-month
period ended 2/28/23	1.12%	1.87%	1.37%	0.74%	0.87%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/22 to 2/28/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.67	$9.45	$6.93	$3.75	$4.41
Ending value (after expenses)	$1,041.30	$1,037.40	$1,040.00	$1,043.10	$1,042.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Global Technology Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/23, use the following calculation method. To find the value of your investment on 9/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.61	$9.35	$6.85	$3.71	$4.36
Ending value (after expenses)	$1,019.24	$1,015.52	$1,018.00	$1,021.12	$1,020.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 Global Technology Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures, and general market conditions.

The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Global Technology Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI ACWI Information Technology Index (ND) is a free float-adjusted market capitalization index that is designed to measure developed and emerging equity market performance in the information technology sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Information Technology Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Global Technology Linked Benchmark represents the performance of the MSCI World Information Technology Index (ND) through March 31, 2022, and the performance

12 Global Technology Fund

of the MSCI ACWI Information Technology Index (ND) thereafter.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2023, Putnam employees had approximately $450,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Technology Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Global Technology Fund

The fund’s portfolio 2/28/23 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value
Capital markets (1.9%)
S&P Global, Inc.	37,162	$12,679,674
		12,679,674
Electronic equipment, instruments, and components (4.2%)
CDW Corp./DE	58,266	11,794,204
Murata Manufacturing Co., Ltd. (Japan)	308,800	16,685,806
		28,480,010
Entertainment (3.1%)
Activision Blizzard, Inc.	181,184	13,815,280
Sea, Ltd. ADR (Singapore) † S	113,583	7,097,802
		20,913,082
Interactive media and services (1.0%)
Baidu, Inc. Class A (China) †	392,954	6,790,239
Yandex NV Class A (Russia) † F	362,382	—
		6,790,239
Internet and direct marketing retail (4.3%)
Alibaba Group Holding, Ltd. (China) †	1,507,492	16,565,142
JD.com, Inc. Class A (China)	561,674	12,489,014
		29,054,156
IT Services (14.0%)
Capgemini SE (France)	97,001	18,220,965
Mastercard, Inc. Class A	82,595	29,345,178
Network International Holdings PLC (United Arab Emirates) †	2,094,979	7,146,718
Visa, Inc. Class A	185,739	40,851,436
		95,564,297
Professional services (1.5%)
Thomson Reuters Corp. (Canada) S	82,322	9,963,432
		9,963,432
Semiconductors and semiconductor equipment (26.4%)
Advanced Micro Devices, Inc. †	308,706	24,258,117
ASML Holding NV (Netherlands)	49,586	30,460,490
Novatek Microelectronics Corp. (Taiwan)	1,213,000	16,103,883
NVIDIA Corp.	105,423	24,475,004
Renesas Electronics Corp. (Japan) †	2,608,000	33,975,265
SK Hynix, Inc. (South Korea)	136,544	9,183,296
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,471,000	40,964,373
		179,420,428
Software (28.8%)
Intuit, Inc.	69,958	28,485,498
Microsoft Corp.	351,177	87,590,567
Oracle Corp.	339,451	29,668,017
Palo Alto Networks, Inc. †	124,680	23,485,972
Salesforce, Inc. †	159,519	26,098,904
		195,328,958
Technology hardware, storage, and peripherals (12.7%)
Apple, Inc.	585,830	86,357,200
		86,357,200
Total common stocks (cost $605,450,875)		$664,551,476

Global Technology Fund 15

U.S. TREASURY OBLIGATIONS (0.3%)*	Principal amount	Value
U.S. Treasury Bonds 1.875%, 02/15/51 [i]	$512,000	$334,638
U.S. Treasury Inflation Protected Securities 0.125%, 10/15/24 [i]	135,376	152,531
U.S. Treasury Notes 1.625%, 02/15/26 [i]	572,000	527,035
U.S. Treasury Notes 1.625%, 05/15/31 [i]	912,000	771,096
U.S. Treasury Notes 3.250%, 08/31/24 [i]	217,000	211,427
Total U.S. treasury obligations (cost $1,996,727)		$1,996,727

SHORT-TERM INVESTMENTS (3.4%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 4.72% L	Shares	8,996,402	$8,996,402
Putnam Cash Collateral Pool, LLC 4.85% [d]	Shares	8,595,105	8,595,105
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.43% P	Shares	616,000	616,000
U.S. Treasury Bills 4.492%, 3/16/23		$2,100,000	2,096,073
U.S. Treasury Bills 4.479%, 3/9/23		1,632,000	1,630,372
U.S. Treasury Bills 4.574%, 3/28/23 ∆		900,000	896,951
U.S. Treasury Bills 4.495%, 3/2/23		500,000	499,939
Total short-term investments (cost $23,330,976)			$23,330,842

TOTAL INVESTMENTS
Total investments (cost $630,778,578)	$689,879,045

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2022 through February 28, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $678,634,413.
†	This security is non-income-producing.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $653,704 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

16 Global Technology Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	66.8%	Canada	1.4%
Taiwan	8.4	South Korea	1.4
Japan	7.4	United Arab Emirates	1.1
China	5.3	Singapore	1.0
Netherlands	4.5	Total	100.0%
France	2.7

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/23 (aggregate face value $138,208,595) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Japanese Yen	Sell	5/17/23	$8,399,335	$8,801,997	$402,662
	New Taiwan Dollar	Sell	5/17/23	23,177,525	23,712,945	535,420
Barclays Bank PLC
	Chinese Yuan (Offshore)	Sell	5/17/23	6,348,792	6,536,499	187,707
	Euro	Sell	3/15/23	7,651,562	7,853,870	202,308
	New Taiwan Dollar	Buy	5/17/23	1,590,752	1,626,949	(36,197)
Citibank, N.A.
	Chinese Yuan (Offshore)	Sell	5/17/23	3,270,090	3,366,348	96,258
	Japanese Yen	Sell	5/17/23	1,851,372	1,939,855	88,483
Goldman Sachs International
	Chinese Yuan (Offshore)	Sell	5/17/23	2,446,291	2,518,730	72,439
	Israeli Shekel	Buy	4/19/23	1,352,986	1,397,372	(44,386)
	Swedish Krona	Buy	3/15/23	2,721,504	2,746,973	(25,469)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/19/23	895,541	906,371	(10,830)
	Chinese Yuan (Offshore)	Sell	5/17/23	20,568,135	21,235,849	667,714
JPMorgan Chase Bank N.A.
	Singapore Dollar	Sell	5/17/23	4,037,613	4,141,008	103,395
	South Korean Won	Buy	5/17/23	10,046,409	10,820,578	(774,169)
Morgan Stanley & Co. International PLC
	British Pound	Buy	3/15/23	1,676,793	1,703,603	(26,810)
	Japanese Yen	Sell	5/17/23	7,750,132	8,051,233	301,101
NatWest Markets PLC
	Euro	Sell	3/15/23	6,707,779	6,872,482	164,703

Global Technology Fund 17

FORWARD CURRENCY CONTRACTS at 2/28/23 (aggregate face value $138,208,595) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Chinese Yuan (Offshore)	Buy	5/17/23	$4,823,504	$4,906,309	$(82,805)
	Euro	Sell	3/15/23	429,656	428,705	(951)
	Israeli Shekel	Buy	4/19/23	1,708,086	1,764,103	(56,017)
	Japanese Yen	Sell	5/17/23	4,195,981	4,317,542	121,561
Toronto-Dominion Bank
	Canadian Dollar	Sell	4/19/23	3,610,034	3,640,113	30,079
	Chinese Yuan (Offshore)	Sell	5/17/23	1,415,835	1,457,612	41,777
UBS AG
	Japanese Yen	Sell	5/17/23	1,586,083	1,662,275	76,192
WestPac Banking Corp.
	Japanese Yen	Sell	5/17/23	5,587,982	5,799,274	211,292
Unrealized appreciation						3,303,091
Unrealized (depreciation)						(1,057,634)
Total						$2,245,457
* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$20,913,082	$6,790,239	$—
Consumer discretionary	—	29,054,156	—
Financials	12,679,674	—	—
Industrials	9,963,432	—	—
Information technology	412,410,097	172,740,796	—
Total common stocks	455,966,285	208,585,191	—
U.S. treasury obligations	—	1,996,727	—
Short-term investments	616,000	22,714,842	—
Totals by level	$456,582,285	$233,296,760	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,245,457	$—
Totals by level	$—	$2,245,457	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

18 Global Technology Fund

Statement of assets and liabilities 2/28/23 (Unaudited)

ASSETS
Investment in securities, at value, including $8,574,831 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $613,187,071)	$672,287,538
Affiliated issuers (identified cost $17,591,507) (Note 5)	17,591,507
Foreign currency (cost $827) (Note 1)	826
Dividends, interest and other receivables	516,387
Receivable for shares of the fund sold	593,993
Receivable for investments sold	9,543,813
Unrealized appreciation on forward currency contracts (Note 1)	3,303,091
Prepaid assets	58,335
Total assets	703,895,490

LIABILITIES
Payable for investments purchased	11,609,675
Payable for shares of the fund repurchased	528,563
Payable for compensation of Manager (Note 2)	329,354
Payable for custodian fees (Note 2)	23,809
Payable for investor servicing fees (Note 2)	186,273
Payable for Trustee compensation and expenses (Note 2)	15,595
Payable for administrative services (Note 2)	2,578
Payable for distribution fees (Note 2)	174,649
Unrealized depreciation on forward currency contracts (Note 1)	1,057,634
Collateral on securities loaned, at value (Note 1)	8,595,105
Collateral on certain derivative contracts, at value (Notes 1 and 8)	2,612,727
Other accrued expenses	125,115
Total liabilities	25,261,077

Net assets	$678,634,413

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$677,641,136
Total distributable earnings (Note 1)	993,277
Total — Representing net assets applicable to capital shares outstanding	$678,634,413

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($344,459,749 divided by 8,073,015 shares)	$42.67
Offering price per class A share (100/94.25 of $42.67)*	$45.27
Net asset value and offering price per class C share ($41,799,188 divided by 1,141,262 shares)**	$36.63
Net asset value, offering price and redemption price per class R share
($5,204,597 divided by 127,923 shares)	$40.69
Net asset value, offering price and redemption price per class R6 share
($61,037,249 divided by 1,365,064 shares)	$44.71
Net asset value, offering price and redemption price per class Y share
($226,133,630 divided by 5,080,851 shares)	$44.51

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Technology Fund 19

Statement of operations Six months ended 2/28/23 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $146,798)	$2,252,210
Interest (including interest income of $152,723 from investments in affiliated issuers) (Note 5)	215,080
Securities lending (net of expenses) (Notes 1 and 5)	18,022
Total investment income	2,485,312

EXPENSES
Compensation of Manager (Note 2)	2,011,426
Investor servicing fees (Note 2)	559,582
Custodian fees (Note 2)	30,192
Trustee compensation and expenses (Note 2)	14,734
Distribution fees (Note 2)	620,435
Administrative services (Note 2)	13,416
Other	177,707
Total expenses	3,427,492
Expense reduction (Note 2)	(1,595)
Net expenses	3,425,897

Net investment loss	(940,585)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(24,901,014)
Foreign currency transactions (Note 1)	(36,796)
Forward currency contracts (Note 1)	1,924,061
Total net realized loss	(23,013,749)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	44,377,033
Assets and liabilities in foreign currencies	(16,447)
Forward currency contracts	483,362
Total change in net unrealized appreciation	44,843,948

Net gain on investments	21,830,199

Net increase in net assets resulting from operations	$20,889,614

The accompanying notes are an integral part of these financial statements.

20 Global Technology Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/23*	Year ended 8/31/22
Operations
Net investment loss	$(940,585)	$(1,804,569)
Net realized gain (loss) on investments
and foreign currency transactions	(23,013,749)	17,884,314
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	44,843,948	(357,527,188)
Net increase (decrease) in net assets resulting
from operations	20,889,614	(341,447,443)
Distributions to shareholders (Note 1):
Net investment income
Class A	(4,642,300)	—
Class C	(318,355)	—
Class R	(64,805)	—
Class R6	(909,531)	—
Class Y	(3,467,293)	—
Net realized short-term gain on investments
Class A	—	(41,515,586)
Class C	—	(6,562,467)
Class R	—	(624,220)
Class R6	—	(6,748,637)
Class Y	—	(34,871,641)
From net realized long-term gain on investments
Class A	—	(55,865,639)
Class C	—	(8,830,814)
Class R	—	(839,985)
Class R6	—	(9,081,333)
Class Y	—	(46,925,185)
Increase (decrease) from capital share transactions (Note 4)	(53,359,832)	44,947,083
Total decrease in net assets	(41,872,502)	(508,365,867)

NET ASSETS
Beginning of period	720,506,915	1,228,872,782
End of period	$678,634,413	$720,506,915

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Technology Fund 21

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2023**	$41.60	(.07)	1.72	1.65	(.58)	—	(.58)	$42.67	4.13*	$344,460	.56*	(.18)*	20*
August 31, 2022	72.06	(.13)[g]	(17.76)	(17.89)	—	(12.57)	(12.57)	41.60	(29.49)	349,016	1.09[f]	(.25)[g]	57
August 31, 2021	60.54	(.22)	20.53	20.31	—	(8.79)	(8.79)	72.06	36.01	560,260	1.08	(.34)	79
August 31, 2020	38.37	(.18)	23.39	23.21	(.16)	(.88)	(1.04)	60.54	61.70	405,900	1.10	(.39)	90
August 31, 2019	40.23	(.02)	.90	.88	(.06)	(2.68)	(2.74)	38.37	4.79	201,717	1.16[d]	(.05)	101
August 31, 2018	34.20	(.10)	8.51	8.41	—	(2.38)	(2.38)	40.23	25.71	223,208	1.15	(.26)	93
Class C
February 28, 2023**	$35.60	(.19)	1.49	1.30	(.27)	—	(.27)	$36.63	3.74*	$41,799	.93*	(.55)*	20*
August 31, 2022	63.96	(.47)[g]	(15.32)	(15.79)	—	(12.57)	(12.57)	35.60	(30.01)	46,030	1.84[f]	(1.02)[g]	57
August 31, 2021	54.96	(.64)	18.43	17.79	—	(8.79)	(8.79)	63.96	34.99	81,559	1.83	(1.09)	79
August 31, 2020	35.03	(.47)	21.28	20.81	—	(.88)	(.88)	54.96	60.51	67,033	1.85	(1.15)	90
August 31, 2019	37.24	(.26)	.73	.47	—	(2.68)	(2.68)	35.03	3.96	40,581	1.91[d]	(.78)	101
August 31, 2018	32.05	(.36)	7.93	7.57	—	(2.38)	(2.38)	37.24	24.77	38,911	1.90	(1.01)	93
Class R
February 28, 2023**	$39.67	(.11)	1.63	1.52	(.50)	—	(.50)	$40.69	4.00*	$5,205	.68*	(.30)*	20*
August 31, 2022	69.46	(.26)[g]	(16.96)	(17.22)	—	(12.57)	(12.57)	39.67	(29.65)	4,790	1.34[f]	(.51)[g]	57
August 31, 2021	58.76	(.37)	19.86	19.49	—	(8.79)	(8.79)	69.46	35.67	7,762	1.33	(.59)	79
August 31, 2020	37.31	(.28)	22.72	22.44	(.11)	(.88)	(.99)	58.76	61.32	4,854	1.35	(.64)	90
August 31, 2019	39.28	(.11)	.84	.73	(.02)	(2.68)	(2.70)	37.31	4.48	2,054	1.41[d]	(.31)	101
August 31, 2018	33.52	(.18)	8.32	8.14	—	(2.38)	(2.38)	39.28	25.42	1,618	1.40	(.49)	93
Class R6
February 28, 2023**	$43.67	.01	1.78	1.79	(.75)	—	(.75)	$44.71	4.31*	$61,037	.37*	.02*	20*
August 31, 2022	74.76	.08[g]	(18.60)	(18.52)	—	(12.57)	(12.57)	43.67	(29.23)	55,899	.73[f]	.15[g]	57
August 31, 2021	62.33	.01	21.21	21.22	—	(8.79)	(8.79)	74.76	36.48	67,237.73		.01	79
August 31, 2020	39.46	—[e]	24.05	24.05	(.30)	(.88)	(1.18)	62.33	62.30	31,970.74		(.01)	90
August 31, 2019	41.23	.13	.91	1.04	(.13)	(2.68)	(2.81)	39.46	5.15	11,827	.77[d]	.36	101
August 31, 2018 †	40.38	.05	.80	.85	—	—	—	41.23	2.11*	10,457	.22*	.11*	93
Class Y
February 28, 2023**	$43.42	(.02)	1.79	1.77	(.68)	—	(.68)	$44.51	4.26*	$266,134	.44*	(.06)*	20*
August 31, 2022	74.48	(.02)[g]	(18.47)	(18.49)	—	(12.57)	(12.57)	43.42	(29.31)	264,770	.84[f]	(.03)[g]	57
August 31, 2021	62.18	(.06)	21.15	21.09	—	(8.79)	(8.79)	74.48	36.34	512,055.83		(.09)	79
August 31, 2020	39.36	(.06)	24.01	23.95	(.25)	(.88)	(1.13)	62.18	62.13	329,520.85		(.13)	90
August 31, 2019	41.22	.07	.90	.97	(.15)	(2.68)	(2.83)	39.36	4.99	137,030	.91[d]	.19	101
August 31, 2018	34.90	.01	8.69	8.70	—	(2.38)	(2.38)	41.22	26.04	174,933.90		.02	93

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 Global Technology Fund	Global Technology Fund 23

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of merger costs allocated to the fund in connection with the merger of Putnam Global Communication Fund which amounted to 0.04% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Includes one-time annualized proxy cost of 0.01%.

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.24%
Class C	0.10	0.23
Class R	0.12	0.23
Class R6	0.14	0.26
Class Y	0.12	0.22

The accompanying notes are an integral part of these financial statements.

24 Global Technology Fund

Notes to financial statements 2/28/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from September 1, 2022 through February 28, 2023.

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the technology industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the technology industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that have, or will develop, products, processes or services that will provide advances and improvements through technology to consumers, enterprises and governments worldwide. Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities. For example, Putnam Management typically uses foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index. The use of the term “global” in the fund’s name is meant to emphasize that Putnam Management looks for investment opportunities on a worldwide basis and that our investment strategies are not constrained by the countries or regions in which companies are located. Under normal market conditions, the fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is ten percentage points less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark).

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Global Technology Fund 25

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

26 Global Technology Fund

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Global Technology Fund 27

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $688,986 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $653,704 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,595,105 and the value of securities loaned amounted to $8,574,831.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

28 Global Technology Fund

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $28,672,420 recognized during the period between November 1, 2021 and August 31, 2022 to its fiscal year ending August 31, 2023.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $632,189,953, resulting in gross unrealized appreciation and depreciation of $142,808,514 and $82,873,965, respectively, or net unrealized appreciation of $59,934,549.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.308% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2023 to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Global Technology Fund 29

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$297,070	Class R6	13,599
Class C	37,687	Class Y	206,818
Class R	4,408	Total	$559,582

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,595 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $547, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$403,658
Class C	1.00%	1.00%	204,796
Class R	1.00%	0.50%	11,981
Total			$620,435

30 Global Technology Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,508 from the sale of class A shares and received $338 in contingent deferred sales charges from redemptions of class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $39 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$126,626,302	$196,618,334
U.S. government securities (Long-term)	—	—
Total	$126,626,302	$196,618,334

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/23		YEAR ENDED 8/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	465,730	$18,821,265	1,320,017	$73,823,463
Shares issued in connection with
reinvestment of distributions	121,197	4,603,067	1,703,252	96,727,697
	586,927	23,424,332	3,023,269	170,551,160
Shares repurchased	(903,726)	(35,763,103)	(2,408,482)	(126,921,848)
Net increase (decrease)	(316,799)	$(12,338,771)	614,787	$43,629,312

	SIX MONTHS ENDED 2/28/23		YEAR ENDED 8/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	48,246	$1,659,414	146,749	$6,932,064
Shares issued in connection with
reinvestment of distributions	9,730	317,701	314,224	15,349,824
	57,976	1,977,115	460,973	22,281,888
Shares repurchased	(209,833)	(7,118,839)	(443,080)	(19,981,207)
Net increase (decrease)	(151,857)	$(5,141,724)	17,893	$2,300,681

Global Technology Fund 31

	SIX MONTHS ENDED 2/28/23		YEAR ENDED 8/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	25,556	$958,450	34,488	$1,766,786
Shares issued in connection with
reinvestment of distributions	1,769	64,107	26,702	1,448,297
	27,325	1,022,557	61,190	3,215,083
Shares repurchased	(20,175)	(793,544)	(52,161)	(2,520,524)
Net increase	7,150	$229,013	9,029	$694,559

	SIX MONTHS ENDED 2/28/23		YEAR ENDED 8/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	383,739	$16,530,924	683,222	$43,332,347
Shares issued in connection with
reinvestment of distributions	22,734	904,131	258,870	15,392,457
	406,473	17,435,055	942,092	58,724,804
Shares repurchased	(321,464)	(13,487,273)	(561,430)	(29,313,271)
Net increase	85,009	$3,947,782	380,662	$29,411,533

	SIX MONTHS ENDED 2/28/23		YEAR ENDED 8/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	602,013	$25,469,895	1,671,501	$96,168,698
Shares issued in connection with
reinvestment of distributions	87,240	3,454,709	1,370,432	81,088,462
	689,253	28,924,604	3,041,933	177,257,160
Shares repurchased	(1,706,457)	(68,980,736)	(3,819,037)	(208,346,162)
Net decrease	(1,017,204)	$(40,056,132)	(777,104)	$(31,089,002)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/22	cost	proceeds	income	of 02/28/23
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$10,134,890	$98,350,675	$99,890,460	$281,221	$8,595,105
Putnam Short Term
Investment Fund**	6,446,890	99,587,100	97,037,588	152,723	8,996,402
Total Short-term
investments	$16,581,780	$197,937,775	$196,928,048	$433,944	$17,591,507

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

32 Global Technology Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the technology sector, which involves more risk than a fund that invests more broadly.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$159,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$3,303,091	Payables	$1,057,634
Total		$3,303,091		$1,057,634

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$1,924,061	$1,924,061
Total	$1,924,061	$1,924,061

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$483,362	$483,362
Total	$483,362	$483,362

Global Technology Fund 33

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$938,082	$390,015	$184,741	$72,439	$667,714	$103,395	$301,101	$164,703	$121,561	$71,856	$76,192	$211,292	$3,303,091
Total Assets	$938,082	$390,015	$184,741	$72,439	$667,714	$103,395	$301,101	$164,703	$121,561	$71,856	$76,192	$211,292	$3,303,091
Liabilities:
Forward currency contracts#	—	36,197	—	69,855	10,830	774,169	26,810	—	139,773	—	—	—	1,057,634
Total Liabilities	$—	$36,197	$—	$69,855	$10,830	$774,169	$26,810	$—	$139,773	$—	$—	$—	$1,057,634
Total Financial and Derivative Net Assets	$938,082	$353,818	$184,741	$2,584	$656,884	$(670,774)	$274,291	$164,703	$(18,212)	$71,856	$76,192	$211,292	$2,245,457
Total collateral received (pledged)†##	$938,082	$334,638	$121,000	$—	$656,884	$(653,704)	$274,291	$152,531	$—	$—	$—	$—
Net amount	$—	$19,180	$63,741	$2,584	$—	$(17,070)	$—	$12,172	$(18,212)	$71,856	$76,192	$211,292
Controlled collateral received (including
TBA commitments)**	$982,523	$334,638	$121,000	$—	$747,035	$—	$275,000	$152,531	$—	$—	$—	$—	$2,612,727
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$(653,704)	$—	$—	$—	$—	$—	$—	$(653,704)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

34 Global Technology Fund	Global Technology Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 Global Technology Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2023